BY-LAWS
                                       OF
                            CAPITAL BUSINESS FUNDING,
                                (A Corporation)

                                    ARTICLE I
                                    OFFICES

     Section  1.  Principal  Office.  The  principal  office  of the corporation
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shall  be  located  at  such  place  as  the Board of Directors shall establish.

     Section  2.  Registered  Office.  The  registered office of the corporation
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shall be the office designated in the Articles of Incorporation until changed in accordance with applicable law. The registered office shall at all times be maintained as a street address in the state of incorporation, and may be changed as the Board of Directors may designate or as the affairs of the corporation may require from time to time.

     Section  3.  Other  Offices. The corporation may have offices at such other
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places,  either  within  or  without the state of incorporation, as the Board of
Directors may designate or as the affairs of the corporation may require from time to time.

     Section  4.  Registered  Agent. The agent shall be the person so designated
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in  the  corporation's  Articles  of  Incorporation.  In  the  event  of  death, disability or resignation of the Registered Agent, a new registered agent shall be appointed. The registered agent shall at all be a person or approved entity within the state of incorporation, and may be changed as the Board of Directors may designate or as the affairs of the corporation may require from time to time.

                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS

     Section  1.  Place  of  Meetings. All meetings of the shareholders shall be
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held at the principal office of the corporation, or at such other places, either within or without the state of incorporation, as shall be designated on the notice of the meeting or agreed upon by a majority of the shareholders entitled to vote.

     Section  2.  Annual  Meetings. The annual meeting of the shareholders shall
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be  held  at  a time fixed by the Board of Directors. If no time is fixed by the
Board  of  Director, the annual meeting shall be held on the FIRST FRIDAY IN THE
MONTH OF FEBRUARY following the end of the fiscal year. If the date of the annual meeting is a legal holiday, the meeting may be continued until the next Friday in February that is not a legal holiday. Failure to hold the annual meeting of shareholders shall not invalidate or affect any action thereafter taken by the shareholders or incumbent directors.

     Section  3.  Substitute  Annual Meeting. If the annual meeting shall not be
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held  on the day designated by these By-Laws, a substitute annual meeting may be called in accordance with the provisions of Section 4 of this Article II. A meeting so called shall be designated and treated for all purposes as the annual meeting.

     Section  4.  Special  Meetings.  Special  meetings  of the shareholders may
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be  called  at any time by the President, Secretary or Board of Directors of the
corporation, or by any shareholder pursuant to the written request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting.

     Section  5.  Notice  of  Meetings.  Written  or  printed notice stating the
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time and place of the meeting shall be delivered not less than ten nor more than fifty days before the date of any shareholder's meeting, either personally or by mail. The notice shall be by or at the direction of the Chairperson of the Board of Directors, the President, or the Secretary, to each shareholder of record entitled to vote at such meeting.

Provided, that the notice must be given not less than twenty days (or such other period as may be required by law) before the date of any meeting at which a merger or consolidation is to be considered. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at this address as it appears on the record of shareholders of the corporation, with postage thereon prepaid.

In the case of a special meeting, the notice of meeting shall specifically state the purpose or purposes for which the meeting is called; but, in the case of an annual or substitute annual meeting, the notice of meeting need not specifically state the business to be transacted thereat unless such a statement is required by the provisions of the Business Corporation Act or other applicable law.

     Section  6.  Continued  Meetings.  When  the  corporation's business cannot
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be  completed  in  any regular or special meeting, it may be continued to a date certain within the next thirty (30) days. If the date is announced before the meeting is concluded, it may continue to the announced date without further written notice. When a meeting is adjourned for more than thirty days, notice of the adjourned meeting shall be given as in the case of an original meeting.

     Section  7.  Voting  Lists.  At  least  ten  days  before  each  meeting of
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shareholders the Secretary of the corporation shall prepare an alphabetical list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of and number of shares held by each, which list shall be subject to inspection by any shareholders during the whole time of the meeting.

     Section  8.  Quorum.  A  majority  of  the  outstanding  shares  of  the
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corporation  entitled  to  vote,  represented  in  person  or  by  proxy,  shall constitute a quorum at a meeting of shareholders, except that at a substitute annual meeting of shareholders the number of shares there represented either in person or by proxy, even though less than a majority, shall constitute a quorum for the purpose of such meeting.

The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawing of enough shareholders to leave less than a quorum.

In the absence of a quorum at the opening of any meeting of shareholders, such meeting may be adjourned from time to time by a vote of the majority of the shares voting on the motion to adjourn, and at any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting.

     Section  9.  Proxies.  Shares  may  be  voted either in person or by one or
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more  agents authorized by a written proxy executed by the shareholder or by his duly authorized attorney in fact. A proxy is not valid after the expiration, unless the person executing it specifies therein the length of time for which it is to continue in force, or limits its use to a particular meeting, but no proxy shall be valid after ten years from the date of its execution.

     Section 10.  Voting  of Shares.  Subject to the provisions of these Bylaws,
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each  outstanding  share  entitled to vote shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Except in the election of directors as governed by the provisions of Section 3 of Article III, the vote of a majority of the shares voted on any matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders on that matter, unless the vote of a greater number is required by law or by the charter or By-Laws of this corporation. Shares of its own stock owned by the corporation, directly or indirectly, through a subsidiary corporation or otherwise, shall not be counted in determining the total number of shares entitled to vote, except that shares held in a fiduciary capacity may be voted and shall be counted to the extent provided by law.

     Section 11.  Informal  Action  by  Shareholders.  Any  action  which may be
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taken  at  a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the persons who would be entitled to vote upon such action at a meeting, and filed with the Secretary of the corporation to be kept as part of the corporate records. An Action Without Meeting can adopt any resolution that would be permitted if taken at a regular meeting. If any signatory withdraws his or her consent prior to obtaining all signatures, the Action may not be taken without meeting. Upon obtaining the signatures of all persons entitled to vote, without withdrawal of consent, the action will be deemed complete.

                                  ARTICLE III
                               BOARD OF DIRECTORS

     Section  1.  General  Powers.  The  initial  Director  has been vested with
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all  duties  of  the  Board  of  Directors  for  the  purpose  of completing the incorporation. When an initial director or when a Board of Directors has been elected, the acts of the incorporator shall be deemed ratified and approved and the incorporator shall be relieved of any further duties or obligations. Upon appointment of a director or Board of Directors, the business and affairs of the corporation shall be managed by its director or Board of Directors.

     Section  2.  Number,  Term,  and  Qualifications.  The  number of directors
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constituting  the  Board  of Directors shall be not less than the minimum number required by law. The corporation may have one director for so long as it has one shareholder; two directors so long as it has two shareholders and, in the event has three or more shareholders, the corporation shall have a minimum of three directors. Each director shall hold office until his death, resignation, retirement, removal, disqualification or his successor shall have been elected and qualified. Directors need not be residents of the State of incorporation or shareholders of the corporation.

     Section  3.  Election of Directors. Except as provided in Section 6 of this
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Article  III,  the  directors  shall  be  elected  at  the  annual  meeting  of shareholders; and those persons who receive the highest number of votes shall be deemed to have been to have been elected. If any shareholder so demands, the election of directors shall be by ballot.

     Section  4.  No  Cumulative  Voting.  There  shall  be  no  rights  for any
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shareholder  entitled  to  vote at an election of directors to have the right to vote the number of shares standing of record in his name for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such candidates.

     Section  5.  Removal.  Any  director  may  be  removed  at any time with or
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without case by a vote of the shareholders holding a majority of the outstanding shares entitled to vote at an election of directors. However, unless the entire Board is removed, an individual director shall not be removed when the number of shares voting against the proposal for removal would be sufficient to elect a director if such shares could be voted cumulatively at an annual election. If any directors are so removed, new directors may be elected at the same meeting.

     Section  6.  Vacancies. Any vacancy occurring in the Board of directors may
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be  filled by the affirmative vote of a majority of the remaining directors even though less than a quorum, or by the sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the authorized number of directors shall be filled only by election at an annual meeting or at a special meeting of shareholders called for that purpose.

     Section  7.  Chairperson  of  Board.  There  may  be  a  Chairperson of the
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Board  of Directors elected by the directors from their number at any meeting of the Board. the Chairperson shall preside at all meetings of the Board of Directors and perform such other duties as may be directed by the Board.

     Section  8.  Compensation.  The board of directors may compensate directors
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for  their  services  as  such  and  may  provide  for the payment of any or all expenses incurred by directors in attending regular and special meetings of the Board.

                                   ARTICLE IV
                              MEETING OF DIRECTORS

     Section  1.  Regular  Meetings.  A  regular  meeting  of  the  Board  of
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Directors  shall  be held immediately after and at the same place as, the annual meeting of shareholders. Failure to hold the annual meeting shall not invalidate or affect any action thereafter taken by the shareholders or directors. In addition, the Board of Directors may provide, by resolution, the time and place, either within or without the State of incorporation, for the holding of additional regular meetings.

     Section  2.  Special  Meetings.  Special  meetings  of  the  Board  of
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Directors  may  be called by or at the request of the Chairperson, the President or any two directors. Such a meeting may be held either within or without the State of incorporation, as fixed by the person or persons calling the meeting.

     Section  3.  Notice  of  Meetings.  Regular  meetings  of  the  Board  of
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Directors  may  be  held without notice. The person or persons calling a special meeting of the Board of Directors shall, at least two days before the meeting, give notice thereof by any usual means of communication. Such notice need not specify the purpose for which the meeting is called.

     Section  4.  Waiver  of  Notice.  Any  director  may  waive  notice  of any
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meeting.  The attendance by a director at a meeting shall constitute a waiver of notice of such a meeting, except where a director attends a meeting for the purpose of objecting to the transaction of business because the meeting is not lawfully called or convened.

     Section  5.  Quorum.  A  majority of the number of directors fixed by these
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By-Laws shall constitute a quorum for the transaction of business at any meeting of  the  Board  of  Directors.

     Section  6.  Manner  of  Acting.  Except  as  otherwise  provided  in these
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By-Laws,  the act of the majority of the directors present at a meeting at which a  quorum  is  present  shall  be  the  act  of  the  Board  of  Directors.

     Section  7.  Presumption  of  Assent.  A director of the corporation who is
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present  at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his contrary vote is recorded or his dissent is otherwise entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     Section  8.  Informal  Action  by  Directors.  Action  taken  by a majority
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of  the  directors  without  a  meeting  is nevertheless Board action if written consent to the action in question is signed by all the directors and filed within the minutes of the proceedings of the Board, whether done before or after the action so taken.

     Section  9.  Committees of the Board. The Board of Directors, by resolution
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adopted  by  a  majority  of the number of directors fixed by these By-Laws, may designate three or more directors to constitute an Executive Committee and other committees, each of which, to the extent authorized by law and provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the corporation. The designation committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility or liability imposed upon it or him by law.

                                    ARTICLE V
                                    OFFICERS

     Section  1.  Officers  of  the  Corporation.  The initial Director has been
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vested with all duties of the Board of Directors pursuant to law until such time as a Board of Directors has been elected under the Article of Incorporation. Prior to appointment of a Board of Directors, the initial director shall have all duties typically associated with officers of the corporation. Upon appointment of a Board of Directors, the Board may appoint officers. The officers of the corporation may consist of a President, a Secretary, a Treasurer and such officers as the Board of Directors may from time to time elect. Any two or more offices may be held by the same person, but no officer may act in more than one capacity where action of two or more officers is required.

     Section  2.  Election  and  Term.  The officers of the corporation shall be
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elected  by  the Board of Directors and each officer shall hold office until his death, resignation, retirement, removal, disqualification or his successor shall have been elected and qualified.

     Section  3.  Compensation  of  Officers.  The  compensation  of all officer
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of  the  corporation  shall  be  fixed by the Board of Directors whenever in its judgment the best interest of the corporation will be served thereby; but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     Section  4.  Removal.  Any  officer  or  agent  elected or appointed by the
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Board  of  Directors  may  be  removed by the Board of Directors whenever in its judgment the best interest of the corporation to give bond to the corporation, with sufficient sureties, conditioned on the faithful performance of the duties of his respective office or position, and to comply with such other conditions as may from time to time be required by the Board of Directors.

     Section  6.  President.  The  President  shall  be  the principal executive
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officer  of  the  corporation  and,  subject  to  the  control  of  the Board of
Directors, shall in general supervise and control all of the business and affairs of the corporation . He shall, when present, preside at all meetings of the shareholders. He shall sign, with the Secretary, and Assistant Secretary, or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the corporation, or shall be required by law to be otherwise signed or executed; and in general he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors form time to time.

     Section  7.  Vice-President.  In  the  absence  of  the President or in the
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event  of  his  death,  inability  or refusal to act, the Vice-Presidents in the order of their length of service Vice-Presidents, unless otherwise determined by the Board of Directors, shall perform the duties of the President, and when so acting shall have all the powers of and be subject of all the restrictions upon the President. Any Vice-President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the corporation; and shall perform other duties as from time to time may be assigned to him by the President or Board of Directors.

     Section  8.  Secretary.  The  Secretary  shall: (a) keep the minutes of the
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meetings  of  shareholders,  of  the  Board  of  Directors  and of all Executive
Committees in one or more books provided for the purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice-President, certificates for shares of the corporation , the issuance of which shall have been authorized by resolution of the Board of Directors; (f) keep or cause to be kept in the State of incorporation at the corporation's registered office or principal place of business a record of the corporation's shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each, and prepare or cause to be prepared voting lists prior to each meeting of shareholders as required by law; and (g) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

     Section  9.  Assistant  Secretaries.  In  the  absence  of the Secretary or
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in  the  event  of  this  death,  inability  or  refusal  to  act, the Assistant
Secretaries in the order of their length of service as Assistant Secretary, unless otherwise determined by the Board of Directors, shall perform the duties of the Secretary, and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary. They shall perform such other duties as may be assigned to them by the Secretary, by the President or by the Board of Directors. Any Assistant Secretary may sign, with the President or a Vice-President, certificates for shares of the corporation.

     Section 10.  Treasurer.  The Treasurer shall (a) have charge and custody of
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and  be responsible for all funds and securities of the corporation; receive and give receipt for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such depositories as shall be selected in accordance with the provisions of Section 4 of Article VII of these By-Laws; (b) prepare, or cause to be prepared, a true statement of the corporations assets and liabilities of the close of each fiscal year, all in reasonable detail, which statement shall be made and filed at the corporation's registered office or principal place of business in the State of incorporation within four months after the end of such fiscal year and thereat kept available for a period of at least ten year; and (c) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors, or by these By-Laws.

     Section 11.  Assistant  Treasurers.  In  the absence of the Treasurer or in
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the  even of his death, inability or refusal to act, the Assistant treasurers in the order of their length of service as Assistant Treasurer, unless otherwise determined by the Board of Directors, shall perform the duties of Treasurer, and when so acting shall have all the powers of and be subject to all the restrictions upon the Treasurer. They shall perform such other duties as may be assigned to them by the Treasurer, by the President, or by the Board of Directors.

                                   ARTICLE VI
                     CONTRACTS, LOANS, CHECKS, AND DEPOSITS

     Section  1.  Contracts.  The  board  of Directors may authorize any officer
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or  officers,  agent  or  agents,  to enter into any contract or any contract or execute or deliver any instrument in the name of and on behalf of the corporation, and on behalf of the corporation, and such authority may be general or confirmed to specific instances.

     Section  2.  Loans.  No  loans  shall  be  contracted  on  behalf  of  the
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corporation  and  no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     Section  3.  Checks  and  Drafts.  All  checks,  drafts or other orders for
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the  payment of money, issued in the name of the corporation, shall be signed by such officer or officers, agent or agents, of the corporation in such manner as shall from time to time be determined by resolution of the Board of Directors.

     Section  4.  Deposits.  All  funs of the corporation not otherwise employed
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shall  be  deposited  from time to time to the credit of the corporation in such depositories  as  the  Board  of  Directors.

     Section  5.  Limitations  on  Indebtedness.  No  officer nor director shall
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cause  the  corporation  to  expend  more  than  $5,000  without  at  least  two signatories. Such acts shall include the ability to encumber the property of the corporation, assume debt, enter into a contract, lease, or agreement, acquire goods, equipment or services, or otherwise obligate the corporation. Signatories may be any combination of officers, directors, or majority shareholders of the corporation. In the event that the corporation has but one shareholder, then only that shareholder will be required as a signatory.

                                  ARTICLE VII
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

     Section  1.  Certificate  for  shares.  The  Board  of Directors shall have
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authority  to  issue  uncertificated shares if it chooses to do so. If the Board determines that certificates should be issued, certificates representing shares of the corporation shall issue and deliver to each shareholder certificates representing all fully paid shares owned by him. Certificates shall be signed by the President or a Vice-President and by the Secretary or Treasurer or an Assistant Secretary or Assistant Treasurer. All certificates for shares shall be consecutively numbered or otherwise indemnified. The name and address of the person to whom the shares represented thereby are issued, with the number and class of shares and the date of issue, shall be entered on the stock transfer books of the corporation. Delivery of the signed certificate shall be CONCLUSIVELY PRESUMED to be fully paid and non-assessable represent without hypothecation or encumbrance.

     Section  2.  Transfer  or  Shares.  Transfer  of  shares of the corporation
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shall  be made only on the stock transfer books of the corporation by the holder of the record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and on surrender for cancellation of the certificate for such shares, if certificates have been issued.

     Section  3.  Lost  Certificate.  The  Board  of  Directors may direct a new
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certificate  to  be  issued  in place of any certificate therefore issued by the corporation claimed to have been lost or destroyed, upon receipt of an affidavit of such fact form the person claiming the certificate of stock to have been lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors shall require that the owner of such lost, or his legal representative, give the corporation a bond in such sum as the board may direct as indemnity against any claim that may be made against the corporation with respect to the certificate claimed to have been lost or destroyed, except where the Board of Directors by resolution finds that in the judgment of the directors the circumstances justify omission of a bond.

     Section  4.  Closing  Transfer  Books  and  Fixing  Record  Date.  For  the
     ----------------------------------------------------------------
purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceded such meeting.

In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such record date in any case to be not more than fifty days and, in case of a meeting of shareholders, not less than ten days immediately preceding the date on which the particular action, requiring such determination of shareholders, is to be taken.

If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholder or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

When a determination or shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

     Section  5.  Holder  of Record. The corporation may treat as absolute owner
     ------------------------------
of shares the person in whose name the shares stand of record on its books just as if that person had full competency, capacity and authority to exercise all rights ownership irrespective of any knowledge or notice to the contrary or any description indicating time to time to the credit of the corporation in such depositories as the Board of Directors.

     Section  6.  No Preemptive Rights. No shareholder shall be obligated to pay
     ---------------------------------
any assessment, pro-rata share, additional capital contribution, capital adjustment or other obligation by reason of any shares owned by the shareholder. Notwithstanding, the corporation shall not confer pre-emptive rights unless approved by 75% of the outstanding shareholders (unless a larger percentage is required by law) and only if and until appropriate amendments are made to the Articles of Incorporation. No existing shareholder shall have the right to compel the corporation to sell a pro-rata or other share of any new offering to him/her or on any special terms or conditions.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

     Section  1.  Dividends.  The  Board  of  Directors  may  from  time to time
     ----------------------
declare, and the corporation may pay, dividends on its outstanding shares in cash, property or its own shares pursuant to law and subject to the provisions of its charter.

     Section  2.  Seal.  The  corporate seal of the corporation shall consist of
     -----------------
concentric circles between which is the name of the corporation and in the center of which is inscribed SEAL; and such seal, as impressed on the margin hereof, is hereby adopted as the corporate seal of the corporation.

     Section  3.  Waiver  or  Notice.  Whenever  any  notice  is  required to be
     -------------------------------
given to any shareholder or director by law, by the charter or by these By-Laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

     Section  4.  Indemnification.  Any  person  who  at  any time serves or has
     ----------------------------
served as an incorporator, director, officer, employee, or agent of the corporation, or in such capacity at the request of the corporation for any other corporation, partnership, joint venture, trust or enterprise, shall have a right to be indemnified by the corporation to the fullest extent permitted under the applicable law. Such indemnification shall include indemnification against (a) reasonable expenses, including attorneys fees actually or necessarily incurred by him in connection with any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, investigative or other, and whether or not brought by or on behalf of the corporation which seeks, in whole or part, to hold him liable by reasons of actions or inactions arising from his capacity with the corporation; and (b) reasonable payments made by him in satisfaction or any judgment, money decree, fine, penalty or settlement for which he may become liable in any such action, suit or proceeding.

The Board of Directors of the corporation shall take all such action as may be necessary and appropriate to authorize the corporation to pay the indemnification as required by this By-Law, including without limitation, to the extent needed, making a good faith effort to investigate the matters for which indemnity is claimed and obtaining all necessary consents to fulfill the indemnification obligations. The right to be indemnified shall inure to the benefit of the legal representatives of the indemnified person and shall not be exclusive as to any other rights to which such person may be entitled apart from the provision of this By-Law.

     Section  5.  Fiscal Year. The fiscal year of the corporation shall be fixed
     ------------------------
by  the  Board  of  Directors.

     Section  6.  Amendments.  Except  as  otherwise  provided  herein,  these
     -----------------------
By-Laws may be amended or repealed and new by-laws may be adopted by the affirmative action of a majority of the directors at any regular meeting or at any special meeting for which notice includes any proposed By-Law amendment.

The Articles of Incorporation may be amended or restated upon the affirmative action of a majority of the directors at any regular meeting or at any special meeting for which notice includes any proposed amendment or restatement of the Articles.

No by-law adopted or amended by the shareholders shall be amended or repealed by the Board of Directors, except to the extent that such by-law expressly authorizes its amendment or repeal by the Board of Directors.

No by-law or provision that requires a shareholder vote or super majority vote by law or by these by-laws may be amended except by shareholder action in accordance with the shareholder vote requirements.

     Section  7.  Tender  Offers.  Tender  offers  may  be  accepted  by  the
     ---------------------------
corporation without special vote or super majority shareholder approval and the corporation shall opt out of any tender offer super majority vote requirements. This provision may be altered by a majority of shareholders at any regular meeting of the shareholders or any special meeting provided that the notice specifically discloses the proposed change in tender offer treatment.



ADOPTED  this  date:    2/2/04

________________________
DAVID  KORAN,  PRESIDENT